                                                                  EXHIBIT 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:                      97-BELLSOUTH-1
 BANK OF                The Bank of New York, as Trustee under the
   NEW                  Corporate Bonds Backed Certs.
  YORK                  Class A-1 Certificates
                                CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period
ending:                                                        January 16,2001

INTEREST ACCOUNT
----------------
Balance as of      July 15,2000                                                                                            $0.00
      Schedule Income received on securities....................................                                   $1,780,000.00
      Unscheduled Income received on securities.................................                                           $0.00
      Schedule Interest received from Swap Counterparty.........................                                           $0.00
      Unscheduled Interest received from Swap Counterparty......................                                           $0.00
      Interest Received on sale of Securties ...................................                                           $0.00
LESS:
      Distribution to Beneficial Holders........................................      $1,178,002.00
      Distribution to Swap Counterparty.........................................              $0.00
      Trustee Fees..............................................................          $2,250.00
      Fees allocated for third party expenses ..................................            $750.00
Balance as of January 16,2001                                                              Subtotal                  $598,998.00


PRINCIPAL ACCOUNT
-----------------
Balance as of      July 15,2000                                                                                            $0.00
      Scheduled Principal payment received on securities........................                                           $0.00
      Principal received on sale of securities .................................                                           $0.00
LESS:
      Distribution to Beneficial Holders........................................       $ 598,998.00
      Distribution to Swap Counterparty.........................................              $0.00
Balance as of      January 16,2001                                                         Subtotal                  $598,998.00

                                                                                            Balance                        $0.00

                UNDERLYING SECURITIES HELD AS OF: January 16,2001

      Principal
       Amount                                 Title of Security
     ---------                                -----------------
                                      LEHMAN CORP BD-BACKED CERTIFICATES
    50,000,000                              CUSIP# : 079-857-AF5